Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Ronald D. Croatti, President and Chief Executive Officer of UniFirst Corporation (the “Company”), do hereby certify, to the best of my knowledge, that:

(1)

The Company’s Quarterly Report on Form 10-Q for the quarter ended November 28, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 7, 2010	By:	/s/ Ronald D. Croatti
Ronald D. Croatti, President and
Chief Executive Officer (Principal Executive Officer)